WEITZ SERIES FUND, INC.

Hickory Fund

Q U A R T E R L Y
R E P O R T

June 30, 2003

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska, 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WEHIX

WEITZ SERIES FUND, INC. — HICKORY FUND
Performance Since Inception

The following table summarizes performance information for the Fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the Fund for the one, five and ten year periods ended June 30, 2003, calculated in accordance with the SEC standardized formulas.

Period Ended	Hickory Fund	S&P 500	Difference Hickory Fund – S&P 500
Dec. 31, 1993 (9 months)	20.3%	5.5%	14.8%
Dec. 31, 1994	-17.3	1.3	-18.6
Dec. 31, 1995	40.5	37.5	3.0
Dec. 31, 1996	35.4	22.9	12.5
Dec. 31, 1997	39.2	33.4	5.8
Dec. 31, 1998	33.0	28.6	4.4
Dec. 31, 1999	36.7	21.0	15.7
Dec. 31, 2000	-17.2	-9.1	-8.1
Dec. 31, 2001	-4.6	-11.8	7.2
Dec. 31, 2002	-29.3	-22.1	-7.2
June 30, 2003 (6 months)	22.2	11.8	10.4

Since Inception (April 1, 1993) Cumulative	226.2	161.7	64.5

Average Annual Compound Return	12.2	9.8	2.4

The Fund’s average annual total return for the one, five and ten years ended June 30, 2003, was –1.8%, –1.8% and 12.9%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

WEITZ SERIES FUND, INC. — HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through June 30, 2003, as compared with the growth of the Standard & Poor’s 500 Index during the same period. The Standard & Poor’s Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $81,548 on June 30, 2003.

Average Annual Total Returns

	1-Year	5-Year	10-Year
Hickory Fund	-1.8%	-1.8%	12.9%
Standard & Poor’s 500 Index	0.2%	-1.6%	10.0%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WEITZ SERIES FUND, INC. — HICKORY FUND
June 30, 2003 – Quarterly Report

July 15, 2003

Dear Fellow Shareholder:

        The second quarter of 2003 was a very good one for our Fund. Our total return (capital appreciation and dividends) was +25.3% vs. +15.4% for the S&P 500. This brings our gain for the first half of the calendar year to +22.2% vs. +11.8% for the S&P 500. We widened our long-term lead on the S&P, but the most satisfying part of this quarterly report is a strong dose of absolute performance—black ink.

        The table below compares the performance of our Fund (after all fees and expenses) to that of our primary benchmark, the S&P 500 (large companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a proxy for tech stocks), and our peer group of mutual funds (according to Lipper Analytical Services).

	Average Annual Total Returns*
	YTD	1-Year	3-Years	5-Years	10-Years
Weitz Hickory Fund	22.2%	-1.8%	-5.7%	-1.8%	12.9%
S&P 500	11.8	0.2	-11.2	-1.6	10.0
Russell 2000	17.9	-1.6	-3.3	1.0	8.2
Nasdaq Composite	21.8	11.4	-25.5	-2.7	8.7
Average Growth Fund	N.A.	-0.6	-13.1	-1.7	8.5

*	All performance numbers are calculated after deducting fees and expenses, and all numbers assume reinvestment of dividends (except for the 10-year Nasdaq number for which reinvestment of dividend information was not available).

Portfolio Review

        The market, as measured by the S&P 500, has been like a roller coaster over the past year. Dramatic plunges in July, October, and March were followed each time by strong rallies, and it is now approximately back where it started. During the rally which started in mid-March, nearly all of our stocks contributed to our gains. Large positions, such as Newcastle, Liberty, Park Place, and Host Marriott were prime contributors, and large percentage gains in some of our smaller holdings, such as Novastar, Charter, Charter bonds, and D.R. Horton were disproportionately helpful.

        As you might expect, during a strong market rally we were net sellers of stocks. This was not a “market timing” call. As stock prices go up, the (happy) result is that we have larger positions in less-cheap stocks. We prefer to be very long-term holders of our stocks, but as prices rise towards our “full value” targets, we think we ought to gradually shrink the positions because the risk/reward relationship is shifting against us. We prefer to redeploy the capital into other cheaper stocks, but we found very few stocks that met our “buy” or “add” criteria. As a result, our cash and reserves position rose several percentage points during the quarter to 15%.

        The one new significant position we took during the quarter was in Federal Home Loan Mortgage Corp., better known as Freddie Mac. Freddie has been in the news nearly every day in the last few weeks. The headlines have been ugly—earnings restatement (though upwards for a change), firing of the president and resignations of CEO and CFO, calls for congressional hearings, etc. Our premise is that Freddie’s basic business, earning power, and balance sheet are sound, that the drop in the stock represents a temporary over-reaction, and that over the next few quarters it is likely to recover to higher levels.

        Freddie Mac and its cousin Fannie Mae are in two basic businesses. They insure mortgages so that they can be pooled and sold as mortgage-backed securities and they invest directly in mortgages for their own accounts. They have a lower cost of borrowing than other corporations because there is a perception—not a legal responsibility—that the U.S. government would come to their rescue if they were ever in financial trouble.

        Periodically, investors become fearful that they will suffer credit losses on the mortgages they guarantee or that Congress will take away their cost advantage and Freddie and Fannie’s stocks get weak. When recession, tight money, and fears of credit losses arose in 1990, Freddie’s stock fell over 70%. We began buying after the first 40% decline and kept buying all the way down. The stock now sells at roughly 20 times its October, 1990 low price.

        The fears this time are that the accounting problems are worse than acknowledged and future earnings will be more volatile if the “smoothing” techniques that led to the restatement are disallowed. We believe that Freddie and Fannie do face several competitive and political challenges, and we have no illusions of a repeat of the performance of the past 13 years. However, we believe the new management is strong and that the immediate fears of Wall Street are overblown. This leads us to think that Freddie can be a good one to two year “trade.”

Outlook

        As always, we distinguish between the “value”—economic fundamentals—and the “valuation”—stock prices. The economy seems to be recovering slowly from a collapse of capital spending, weak business travel, disruptions from the war in Iraq, etc. Companies are taking advantage of very low interest rates to lower their interest expense and extend the maturities of their debt. Asset sales and mergers are helping companies rationalize their productive capacities. So, while business is still soft in many sectors of the economy, the value of our businesses is generally moving in the right direction.

        On the price side, however, we have experienced a tremendous stock market rally in a short period of time. At best, undervalued stocks became less undervalued. In fact, some of the internet survivors and biotech stocks ran up 50-100% in the second quarter alone—eerily reminiscent of the late ’90’s. In the credit markets, the extreme angst of last October has given way to Pollyannaish generosity and companies that came into the year with weak balance sheets (e.g. Charter Communications) have been able to raise capital and have been among the biggest gainers in the rally. Of course, we think our stocks are still undervalued, or we would not still own them, but we would expect a much less exuberant performance for the market and our portfolio over the balance of the year.

        Thanks again for your patience during the traumatic markets of the past few years.

Sincerely, Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities June 30, 2003 (Unaudited)

Shares		Cost	Value
	COMMON STOCKS — 81.7%
	Auto Services — 3.7%
647,100	Insurance Auto Auctions, Inc.* †	$8,043,774	$8,127,576

	Banking — 1.2%
50,000	Greenpoint Financial Corp.	2,370,580	2,547,000

	Cable Television — 5.8%
2,703,393	Adelphia Communications Corp. CL A* #	27,708,189	735,323
1,600,000	Charter Communications, Inc. CL A*	1,552,362	6,352,000
200,000	Comcast Corp.-Special CL A*	5,061,331	5,766,000

		34,321,882	12,853,323

	Consumer Products and Services — 4.0%
1,300,000	Six Flags, Inc.*	12,850,116	8,814,000

	Diversified Industries — 0.0%
3,400	Lynch Corp.*	101,371	33,320

	Financial Services — 9.3%
150	Berkshire Hathaway, Inc. CL A*	10,497,400	10,875,000
190,000	Freddie Mac	9,635,523	9,646,300
3,435,400	Imperial Credit Industries, Inc.* @ †	40,891,889	20,612

		61,024,812	20,541,912

	Health Care — 1.9%
129,000	Lincare Holdings, Inc.*	2,116,160	4,064,790

	Home Builders — 3.2%
250,000	D.R. Horton, Inc.	6,084,780	7,025,000

7

WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities, Continued

Shares		Cost	Value
	Lodging and Gaming — 11.3%
100,000	Extended Stay America, Inc.*	$990,020	$1,349,000
200,000	Harrah’s Entertainment, Inc.*	7,098,923	8,048,000
1,700,000	Park Place Entertainment Corp.*	13,540,241	15,453,000

		21,629,184	24,850,000

	Media and Entertainment — 6.8%
1,300,000	Liberty Media Corp. - A*	15,927,160	15,028,000

	Printing Services — 2.5%
2,219,600	Mail-Well, Inc.*	9,962,446	5,593,392

	Real Estate Investment Trusts — 17.9%
1,200,000	Host Marriott Corp.*	10,175,871	10,980,000
109,035	Medical Office Properties, Inc.#	2,175,248	1,090,350
400,000	Newcastle Investment Corp.	7,000,000	7,832,000
879,332	Newcastle Investment Holdings Corp.† #	188,412	3,033,695
110,000	NovaStar Financial, Inc.	2,397,210	6,572,500
250,000	Redwood Trust, Inc.	5,974,060	9,977,500

		27,910,801	39,486,045

	Restaurants — 2.6%
200,000	Papa John’s International, Inc.*	4,925,104	5,610,000

	Retail — 3.7%
400,000	Safeway, Inc.*	7,684,413	8,184,000

	Telecommunications — 7.8%
393,953	Centennial Communications Corp.*	919,237	1,575,812
450,000	Citizens Communications Co.*	4,614,440	5,800,500
100,000	Lynch Interactive Corp.*	2,609,890	2,417,500
150,000	Telephone and Data Systems, Inc.	6,705,467	7,455,000

		14,849,034	17,248,812

	Total Common Stocks	229,801,617	180,007,170

8

WEITZ SERIES FUND, INC. — HICKORY FUND Schedule of Investments in Securities, Continued

Face amount or shares		Cost	Value
	CORPORATE BONDS — 3.3%
$10,000,000	Charter Communications, Inc. 8.625% 4/01/09	$4,896,332	$7,250,000

	SHORT-TERM SECURITIES — 14.6%
14,300,280	Wells Fargo Government Money Market Fund	14,300,280	14,300,280
18,000,000	U.S. Treasury Bills due 7/03/03 to 7/24/03	17,989,455	17,992,575

	Total Short-Term Securities	32,289,735	32,292,855

	Total Investments in Securities	$266,987,684	219,550,025

	Other Assets Less Liabilities — 0.4%		865,835

	Total Net Assets — 100%		$220,415,860

	Net Asset Value Per Share		$22.48

*	Non-income producing

†	Non-controlled affiliate

#	Restricted and/or illiquid security

@	152,949 warrants of Imperial Credit Industries were received during the fiscal year ended 3/31/02 as a result of a class action settlement related to a previously owned subsidiary. The warrants currently have no value or cost assigned to them.

9

(This page has been left blank intentionally.) 10

(This page has been left blank intentionally.) 11

Board of Directors
   Lorraine Chang
   John W. Hancock
   Richard D. Holland
   Thomas R. Pansing, Jr.
   Delmer L. Toebben
   Wallace R. Weitz

Officers
   Wallace R. Weitz, President
   Mary K. Beerling, Vice-President & Secretary
   Linda L. Lawson, Vice-President

Investment Adviser
   Wallace R. Weitz & Company

Distributor
   Weitz Securities, Inc.

Custodian
   Wells Fargo Bank Minnesota,
    National Association

Transfer Agent and Dividend Paying Agent
   Wallace R. Weitz & Company

Sub-Transfer Agent
   National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

7/29/03